UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

  SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 30, 2009

  CUMMINS INC.

 (Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street

 P. O. Box 3005

 Columbus, IN  47202-3005

 (Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 30, 2009, Cummins Inc. issued a press release regarding its release of third quarter results.

Item 7.01.  Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

On October 30, 2009, Cummins Inc. ("Cummins," "the Company," "the registrant," "we," "our," or "us") issued the attached press release reporting its financial results for the third quarter of 2009.  A copy of Cummins' press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished herewith:

99-Press Release dated October 30, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2009

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited) (a)

	Three months ended
	September 27,	June 28,	September 28,
In millions (except per share amounts)	2009	2009	2008
NET SALES	$2,530	$2,431	$3,693
Cost of sales	2,027	1,983	2,873
GROSS MARGIN	503	448	820

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	304	287	388
Research, development and engineering expenses	90	79	113
Equity, royalty and interest income from investees	57	57	66
Restructuring and other charges	22	7	―
Other operating income (expense), net	3	(11)	(2)

OPERATING INCOME	147	121	383

Interest income	2	1	4
Interest expense	9	10	10
Other income (expense), net	6	(13)	(7)
INCOME BEFORE INCOME TAXES	146	99	370

Income tax expense	36	29	123
NET INCOME	110	70	247

Less: net income attributable to noncontrolling interests	15	14	18
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$95	$56	$229

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$0.48	$0.28	$1.18
Diluted	$0.48	$0.28	$1.17

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	197.4	197.1	194.9
Diluted	197.8	197.4	196.5

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.175	$0.175	$0.175

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited) (a)

	Nine months ended
	September 27,	September 28,
In millions (except per share amounts)	2009	2008
NET SALES	$7,400	$11,054
Cost of sales	6,004	8,648
GROSS MARGIN	1,396	2,406

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	891	1,109
Research, development and engineering expenses	254	320
Equity, royalty and interest income from investees	147	202
Restructuring and other charges	95	―
Other operating (expense) income, net	(6)	(9)

OPERATING INCOME	297	1,170

Interest income	5	14
Interest expense	26	33
Other (expense) income, net	(10)	(20)
INCOME BEFORE INCOME TAXES	266	1,131

Income tax expense	72	372
NET INCOME	194	759

Less: net income attributable to noncontrolling interests	36	47
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$158	$712

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$0.80	$3.65
Diluted	$0.80	$3.62

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	197.1	195.1
Diluted	197.4	196.5

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.525	$0.425

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited) (a)

	September 27,	December 31,
In millions (except par value)	2009	2008
ASSETS
Current assets
Cash and cash equivalents	$686	$426
Marketable securities	148	77
Accounts and notes receivable, net	1,731	1,782
Inventories	1,461	1,783
Deferred income taxes	363	347
Prepaid expenses and other current assets	254	298
Total current assets	4,643	4,713
Long-term assets
Property, plant and equipment	4,736	4,539
Accumulated depreciation	(2,877)	(2,698)
Property, plant and equipment, net	1,859	1,841
Investments and advances related to equity method investees	538	588
Goodwill	363	362
Other intangible assets, net	229	223
Deferred income taxes	400	491
Other assets	323	301
Total assets	$8,355	$8,519
LIABILITIES
Current liabilities
Current portion of long-term debt and loans payable	$60	$69
Accounts payable (principally trade)	875	1,009
Current portion of accrued product warranty	422	434
Accrued compensation, benefits and retirement costs	335	364
Other accrued expenses	619	763
Total current liabilities	2,311	2,639
Long-term liabilities
Long-term debt	621	629
Pensions	425	574
Postretirement benefits other than pensions	455	452
Other liabilities and deferred revenue	740	745
Total liabilities	4,552	5,039
EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.1 and 221.7 shares issued	1,842	1,793
Retained earnings	3,340	3,288
Treasury stock, at cost, 20.3 and 20.4 shares	(713)	(715)
Common stock held by employee benefits trust, at cost, 3.5 and 5.1 shares	(43)	(61)
Unearned compensation	(1)	(5)
Accumulated other comprehensive loss
Defined benefit postretirement plans	(741)	(798)
Other	(121)	(268)
Total accumulated other comprehensive loss	(862)	(1,066)
Total Cummins Inc. shareholders’ equity	3,563	3,234
Noncontrolling interests	240	246
Total equity	3,803	3,480
Total liabilities and equity	$8,355	$8,519

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited) (a)

	Nine months ended
	September 27,	September 28,
In millions	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$194	$759
Adjustments to reconcile net income to net cash provided by operating activities:
Restructuring and other charges, net of cash payments	21	―
Depreciation and amortization	238	233
Deferred income taxes	(11)	38
Equity in income of investees, net of dividends	56	(80)
Pension expense, net of pension contributions	(49)	(40)
Other post-retirement benefits expense, net of cash payments	(18)	(11)
Stock-based compensation expense	16	27
Excess tax deficiencies (benefits) on stock-based awards	2	(12)
Translation and hedging activities	33	15
Changes in current assets and liabilities, net of acquisitions and dispositions:
Accounts and notes receivable	89	(310)
Inventories	360	(334)
Other current assets	32	(35)
Accounts payable	(155)	198
Accrued expenses	(185)	206
Changes in long-term liabilities	103	78
Other, net	4	(7)
Net cash provided by operating activities	730	725
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(204)	(330)
Investments in internal use software	(24)	(53)
Proceeds from disposals of property, plant and equipment	8	20
Investments in and advances to equity investees	(5)	(51)
Acquisition of businesses, net of cash acquired	(2)	(142)
Proceeds from the sale of an equity investee	―	64
Investments in marketable securities—acquisitions	(234)	(264)
Investments in marketable securities—liquidations	171	281
Purchases of other investments	(54)	(54)
Cash flows from derivatives not designated as hedges	(21)	(24)
Other, net	1	1
Net cash used in investing activities	(364)	(552)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	11	91
Payments on borrowings and capital lease obligations	(60)	(111)
Net borrowings under short-term credit agreements	(4)	5
Distributions to noncontrolling interests	(16)	(14)
Dividend payments on common stock	(106)	(86)
Proceeds from sale of common stock held by employee benefit trust	54	52
Repurchases of common stock	―	(123)
Excess tax (deficiencies) benefits on stock-based awards	(2)	12
Other, net	3	3
Net cash used in financing activities	(120)	(171)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	14	(7)
Net increase (decrease) in cash and cash equivalents	260	(5)
Cash and cash equivalents at beginning of year	426	577
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$686	$572

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

In millions	Engine	Power Generation	Components	Distribution	Non-segment items(1)	Total
Three months ended September 27, 2009
External sales	$1,270	$444	$395	$421	$—	$2,530
Intersegment sales	169	105	196	1	(471)	―
Total sales	1,439	549	591	422	(471)	2,530
Depreciation and amortization(2)	49	13	18	5	―	85
Research, development and engineering expense	59	9	22	―	―	90
Equity, royalty and interest income from investees	16	5	4	32	―	57
Restructuring and other charges	―	―	―	―	22	22
Interest income	1	―	1	―	―	2
Segment EBIT	61	23	31	55	(15)	155

Three months ended June 28, 2009
External sales	$1,133	$481	$355	$462	$—	$2,431
Intersegment sales	173	129	147	1	(450)	―
Total sales	1,306	610	502	463	(450)	2,431
Depreciation and amortization(2)	45	11	17	4	―	77
Research, development and engineering expense	51	8	20	―	―	79
Equity, royalty and interest income from investees	17	6	4	30	―	57
Restructuring and other charges	―	―	―	―	7	7
Interest income	―	―	―	1	―	1
Segment EBIT	(4)	41	(10)	55	27	109

Three months ended September 28, 2008
External sales	$1,927	$653	$535	$578	$—	$3,693
Intersegment sales	352	235	266	3	(856)	―
Total sales	2,279	888	801	581	(856)	3,693
Depreciation and amortization(2)	43	9	16	6	―	74
Research, development and engineering expense	75	11	27	―	―	113
Equity, royalty and interest income from investees	26	6	3	31	―	66
Interest income	2	1	1	―	―	4
Segment EBIT	160	108	61	61	(10)	380

Nine months ended September 27, 2009
External sales	$3,608	$1,402	$1,096	$1,294	$ ―	$7,400
Intersegment sales	629	414	527	4	(1,574)	―
Total sales	4,237	1,816	1,623	1,298	(1,574)	7,400
Depreciation and amortization(2)	135	35	53	14	―	237
Research, development and engineering expense	168	25	61	―	―	254
Equity, royalty and interest income from investees	30	16	9	92	―	147
Restructuring and other charges	―	―	―	―	95	95
Interest income	2	1	1	1	―	5
Segment EBIT	41	133	22	168	(72)	292

Nine months ended September 28, 2008
External sales	$5,842	$1,926	$1,686	$1,600	$—	$11,054
Intersegment sales	1,032	687	790	7	(2,516)	―
Total sales	6,874	2,613	2,476	1,607	(2,516)	11,054
Depreciation and amortization(2)	133	31	49	17	―	230
Research, development and engineering expense	215	31	74	―	―	320
Equity, royalty and interest income from investees	91	17	10	84	―	202
Interest income	7	3	3	1	―	14
Segment EBIT	575	301	175	178	(65)	1,164

(1) Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses.  For the three and nine months ended September 27, 2009, unallocated corporate expenses included restructuring and other charges of $22 million and $95 million and gains of $8 million and $5 million related to flood damages.  For the three months ended June 28, 2009, unallocated corporate expenses included restructuring and other charges of $7 million and a $9 million loss related to flood damage insurance recoveries.  There were no unallocated corporate expenses for the three months ended September 28, 2008.  For the nine months ended September 28, 2008, unallocated corporate expenses included losses of $6 million related to flood damages.

(2) Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as Interest expense.

CUMMINS INC. AND SUBSIDIARIES

RECONCILIATION OF SEGMENT INFORMATION

(Unaudited)

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended			Nine months ended
	September 27,	June 28,	September 28,	September 27,	September 28,
In millions	2009	2009	2008	2009	2008
Segment EBIT	$155	$109	$380	$292	$1,164
Less:
Interest expense	9	10	10	26	33
Income before income taxes	$146	$99	$370	$266	$1,131

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Earnings before interest, taxes, noncontrolling interests and restructuring and other charges

We define EBIT as earnings or loss before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT).  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  Below is a reconciliation of EBIT, a non-GAAP financial measure, to consolidated net income attributable to Cummins Inc., for each of the applicable periods:

	Three months ended			Nine months ended
	September 27,	June 28,	September 28,	September 27,	September 28,
In millions	2009	2009	2008	2009	2008
Earnings before interest expense, income taxes and restructuring and other charges	$177	$116	$380	$387	$1,164

Earnings before interest expense, income taxes and restructuring and other charges as a percentage of sales	7.0%	4.8%	10.3%	5.2%	10.5%
Less:
Restructuring and other charges	22	7	―	95	―

Earnings before interest and income taxes	$155	$109	$380	$292	$1,164

EBIT as a percentage of net sales	6.1%	4.5%	10.3%	3.9%	10.5%

Less:
Interest expense	9	10	10	26	33
Income tax expense	36	29	123	72	372
Net income	110	70	247	194	759

Less:
Net income attributable to noncontrolling interests	15	14	18	36	47
Net income attributable to Cummins Inc.	$95	$56	$229	$158	$712

Net income attributable to Cummins Inc. as a percentage of net sales	3.8%	2.3%	6.2%	2.1%	6.4%

 CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding restructuring and other charges

We believe this is a useful measure of our operating performance for the period presented as it illustrates our operating performance without regard to restructuring.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America and may not be consistent with measures used by other companies.  It should be considered supplemental data.  The following table reconciles net income attributable to Cummins Inc. excluding restructuring and other charges to Net income attributable to Cummins Inc. for the three and nine months ended September 27, 2009, and the three months ended June 28, 2009.  There were no restructuring actions taken in the three or nine months ended September 28, 2008.

	Three months ended				Nine months ended
	September 27, 2009		June 28, 2009		September 27, 2009
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc. excluding restructuring and other charges	$110	$0.56	$60	$0.30	$221	$1.12
Less:
Restructuring and other charges, net(1)	15	0.08	4	0.02	63	0.32
Net income attributable to Cummins Inc.	$95	$0.48	$56	$0.28	$158	$0.80

(1)  During the three and nine months ended September 27, 2009, management approved and committed to undertake actions, which resulted in a pretax charge of $22 million and $95 million, respectively.  These charges included employee-related liabilities for severance and benefits of approximately $10 million and $76 million, net of changes in estimate, exit costs of approximately zero and $7 million, and pension and other postretirement benefit curtailment charges of $12 million and $12 million, for the three and nine months ended, respectively.  During the three months ended June 28, 2009, management approved actions, which resulted in a pretax charge of $7 million, including employee-related liabilities for severance and benefits of approximately $8 million.  In the three months ended June 28, 2009, there was also a favorable change in estimate for previously recorded restructuring actions of $1 million.

SUPPLEMENTAL INFORMATION

In 2009, the Power Generation segment reorganized its reporting structure to include the following businesses: Commercial Products, Alternators, Commercial Projects, Power Electronics and Consumer.  Sales by quarter for our Power Generation segment by business for the years 2008 and 2007 were as follows:

2008	Three months ended				Year ended
In millions	March 30, 2008	June 29, 2008	September 28, 2008	December 31, 2008	December 31, 2008
Commercial Products	$444	$555	$559	$558	$2,116
Alternator	156	178	174	178	686
Commercial Projects	86	111	63	68	328
Power Electronics	27	31	35	39	132
Consumer	74	63	57	44	238
Total sales	$787	$938	$888	$887	$3,500

2007	Three months ended				Year ended
In millions	April 1, 2007	July 1, 2007	September 30, 2007	December 31, 2007	December 31, 2007
Commercial Products	$383	$448	$449	$481	$1,761
Alternator	132	156	163	172	623
Commercial Projects	45	44	49	81	219
Power Electronics	26	26	28	28	108
Consumer	89	95	87	78	349
Total sales	$675	$769	$776	$840	$3,060